Exhibit 10.11

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of June 30, 2004 (the “Third Amendment”), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”), HIGHWOODS FINANCE, LLC, a Delaware limited liability company (“Highwoods Finance”), HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services”), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a Tennessee limited partnership (“Highwoods Tennessee”) (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the subsidiaries of the Borrowers identified on the signature pages to the Credit Agreement referenced below or joined as parties thereto pursuant to Section 7.12 thereof, except to the extent such subsidiaries constitute Non-Guarantor Subsidiaries in accordance with the terms of the Credit Agreement, as amended hereby (such Subsidiaries party hereto are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger (in such capacity, the “Sole Lead Arranger”) and Sole Book Manager (in such capacity, the “Sole Book Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”) and BRANCH BANKING & TRUST COMPANY and FLEET NATIONAL BANK, as Co-Documentation Agents (in such capacity, the “Documentation Agent”), and is an amendment to that certain Amended and Restated Credit Agreement dated as of July 17, 2003 by and among the Borrowers, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 29, 2004 and that certain Second Amendment to Credit Agreement dated as of June 10, 2004 (as the same may have been otherwise or further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WITNESSETH

WHEREAS, each of the Borrowers and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The following defined terms are hereby added to Section 1.1 of the Credit Agreement in their respective proper alphabetical order:

““FAS 66” shall have the meaning given such term in Section 1.3.”

“Subject Period” means the period commencing as of the first day of the calendar quarter ending as of June 30, 2004 and ending as of the earlier of (a) the date on which the Borrower is permitted, pursuant to GAAP, to include the gains associated with its proposed settlement with the WorldCom Corporation bankruptcy estate on its consolidated financial statements and (b) December 31, 2004.

(b) The following paragraph is hereby added to the end of Section 1.3 of the Credit Agreement immediately following the first paragraph thereof:

“Notwithstanding anything contained in this Agreement to the contrary (including the preceding provisions of this Section 1.3), for all real estate transactions closing prior to June 30, 2004, the financial effects related to sold properties which are required by GAAP to remain on the consolidated financial statements of any one or more of the Consolidated Parties as a result of applying the financing, profit sharing or other alternative accounting methods prescribed by paragraphs 25 to 29 of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 66,

“Accounting for Sales of Real Estate,” issued October, 1982 (“FAS 66”) shall, for the duration of this Agreement, not be reflected for purposes of calculating the financial covenants contained in Sections 7 and 8 hereof and of calculating any of the components related thereto. For purposes of clarification, all real estate transactions closing after June 30, 2004 shall, for the duration of this Agreement, be accounted for using standard GAAP accounting (including application, as applicable, of paragraphs 25 to 29 of FAS 66).”

(c) The text of Section 7.11(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Tangible Net Worth. At all times the Tangible Net Worth shall be greater than or equal to the sum of (i) $1,450,000,000.00, plus (ii) an amount equal to 85.0% of the Net Cash Proceeds received by the Consolidated Parties in connection with any Equity Issuance subsequent to the Closing Date calculated on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties following the Closing Date, less (iii) (A) to the extent the aggregate Dollar amount paid by the Consolidated Parties for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower following the Closing Date is equal to or less than the Net Cash Proceeds received by the Consolidated Parties in connection with all Equity Issuances subsequent to the Closing Date (and calculated as set forth above), an amount equal to 85.0% of the aggregate Dollar amount so paid by the Consolidated Parties for such purchase, redemption, retirement or acquisition, and (B) to the extent the aggregate Dollar amount paid by the Consolidated Parties for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower following the Closing Date is in excess of the Net Cash Proceeds received by the Consolidated Parties in connection with all Equity Issuances subsequent to the Closing Date (and calculated as set forth above), 100.0% of such excess amount.”

(d) The text of Section 7.11(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Interest Coverage Ratio. For calculations made during or with respect to any calendar quarter ending during the Subject Period (including, without limitation, the calendar quarter ending on the last day of the Subject Period), the Interest Coverage Ratio shall be greater than 2.05 to 1.00. At all other times during the term hereof, the Interest Coverage Ratio shall be greater than 2.10 to 1.00.”

(e) The text of Section 7.11(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Restricted Payments. The Credit Parties will not permit the Consolidated Parties to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payments to the extent that, as of the end of the calendar quarter most recently ended, the aggregate Restricted Payments made during the period commencing as of (and including) April 1, 2003 and extending through the end of such quarter is in excess of an amount equal to the greater of (i) the sum of (A) an amount equal to the amount of dividends required to be paid by Highwood Properties during such period to retain its status as a REIT and to meet the distribution requirements of Section 857 of the Code, plus (B) $5,000,000 and (ii) ninety-five percent (95%) of the sum equal to (A) one hundred percent (100%) of Cash Available for Distribution for the date of calculation, plus (B) 25% of Net Asset Sales Proceeds derived from sales of Speculative Land during such period, plus (C) 70% of Net Asset Sales Proceeds derived from sales of Properties of the Consolidated Parties not considered to be Speculative Land during such period; provided, however, that, for purposes of calculating the amount set forth in subclause (ii), the amount added pursuant to items (B) and (C) thereof (the items concerning Net Asset Sales Proceeds) shall not exceed, in the aggregate, (1) for any calculation date during the period commencing as of the date hereof and ending as of June 15, 2004, $50,000,000; (2) for any calculation date during the period commencing as of June 15, 2004 and ending as of June 30, 2005, $100,000,000; or (3) for any calculation date during the period commencing June 30, 2005 and ending as of the date 36 calendar months following the date hereof, $150,000,000.”

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2. Waivers. The Lenders hereby waive any and all technical and substantive Events of Default that may have existed during the term of the Credit Agreement resulting from the company’s restatement of its financial statements and disclosures based on the application of paragraphs 25 to 29 of FAS 66 prior to the inclusion of the second paragraph of Section 1.3 thereof. For purposes of clarification, no Event of Default is being waived to the extent such Event of Default existed or may have existed pursuant to the terms of the Credit Agreement if such Event of Default would have existed regardless of the application or non-application of paragraphs 25 to 29 of FAS 66 pursuant to the provisions of Section 1.3 of the Credit Agreement, as amended.

3. Conditions Precedent. The effectiveness of this Third Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Third Amendment duly executed by each of: the Borrowers, Guarantors and Supermajority Lenders;

(b) payment by Borrowers of (i) any fees required by the Administrative Agent or Sole Lead Arranger in connection with this Third Amendment, (ii) a fee to each Lender executing and delivering its signature page to this Third Amendment to the Administrative Agent on or before the date required in the transmittal letter associated herewith, such fee for a particular Lender to be in an amount equal to 0.10% times the maximum amount of such Lender’s Revolving Commitment, (iii) all other outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel in connection with the Credit Agreement, including those incurred in connection with the preparation of this Third Amendment, (iv) all other fees and expenses relating to the preparation, execution and delivery of this Third Amendment or otherwise related to the Credit Agreement or the Credit Documents which are due and payable as of the date hereof, including, without limitation, payment to the Administrative Agent of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrowers and the Administrative Agent and (v) all other fees and expenses due and then-owing from the Borrowers to the Administrative Agent and Lenders pursuant to the terms hereof, the terms of the Credit Agreement and the terms of the other Credit Documents; and

(c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

4. Representations. Each of the Borrowers and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrowers and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Third Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Third Amendment, in accordance with their respective terms. This Third Amendment has been duly executed and delivered by a duly authorized officers of each of the Borrowers and each Guarantor, respectively, and each of this Third Amendment and the Credit Agreement, as amended by this Third Amendment, is a legal, valid and binding obligation of each of the Borrowers and each Guarantor (each as applicable), enforceable against each of the Borrowers and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Borrowers and each of the Guarantors of this Third Amendment and the performance by each of the Borrowers and/or the Guarantors of this Third Amendment and the Credit Agreement, as amended by this Third Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to a Borrower, any Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to

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which any Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

(c) No Default. Except for potential financial covenant defaults resulting from the application of FAS 66, no Default or Event of Default has occurred and is continuing as of the date hereof and, in any case, no Default or Event of Default will exist immediately after giving effect to this Third Amendment.

5. Reaffirmation of Representations. Each of the Borrowers and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this Third Amendment in full.

6. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this Third Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

7. Severability. If any provision of any of this Third Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

8. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment and this Third Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

9. Expenses. The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and the other agreements and documents executed and delivered in connection herewith.

10. Benefits. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

11. Default. The failure of any of the Borrowers or any of the Guarantors to perform any of their respective obligations under this Third Amendment or the material falsity of any representation or warranty made herein shall, at the option of the Administrative Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

12. No Novation. The parties hereto intend this Third Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrowers and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

13. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

14. No Implied Agreements. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

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15. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Third Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

16. Binding Effect. This Third Amendment shall become effective as of the date hereof at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of the Supermajority Lenders, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

17. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Agreement or any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Administrative Agent’s willingness to grant the amendment referenced herein, hereby releases the Administrative Agent, the Lenders, the Sole Lead Arranger, the Sole Book Manager, the Syndication Agent and the Documentation Agent and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

18. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive provisions set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Third Amendment as though set forth herein.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date written above.

BORROWERS:	HIGHWOODS REALTY LIMITED PARTNERSHIP
	By:	Highwoods Properties, Inc.
HIGHWOODS PROPERTIES, INC.
HIGHWOODS SERVICES, INC.
HIGHWOODS FINANCE, LLC
	By:	Highwoods Properties, Inc.
HIGHWOODS/TENNESSEE HOLDINGS, L.P.
	By:	Highwoods/Tennessee Properties, Inc.

	By:	/s/ Edward J. Fritsch
	Name:	Edward J. Fritsch
	Title:	President

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GUARANTORS:	HIGHWOODS/FLORIDA GP CORP.
HIGHWOODS/TENNESSEE PROPERTIES, INC.
HIGHWOODS/FLORIDA HOLDINGS, L.P.
	By:	Highwoods/Florida GP Corp.
PINELLAS NORTHSIDE PARTNERS, LTD.
	By:	Highwoods/Florida Holdings, L.P.
		By:	Highwoods/Florida GP Corp.
RED RUN ASSOCIATES LLC
	By:	Highwoods Realty Limited Partnership
		By:	Highwoods Properties, Inc.
WINSTON-SALEM INDUSTRIAL, LLC
	By:	Highwoods Realty Limited Partnership
		By:	Highwoods Properties, Inc.
TAMPA TECH PRESERVE, LLC
	By:	581 Highwoods, L.P
		By:	Highwoods/Florida Holdings, L.P.
			By:	Highwoods/Florida GP Corp.
MARLEY CONTINENTAL HOMES OF KANSAS, L.L.C.
	By:	Highwoods Properties, Inc.
SOUTH PARK LAND, LLC
	By:	Challenger, Inc.
SOUTHWIND LAND HOLDINGS, LLC
	By:	AP Southeast Portfolio Partners, L.P.
		By:	Highwoods Realty GP Corp.
AP SOUTHEAST PORTFOLIO PARTNERS, L.P.
	By:	Highwoods Realty GP Corp.
HIGHWOODS REALTY GP CORP.
PINELLAS BAY VISTA PARTNERS, LTD.
	By:	Highwoods/Florida Holdings, L.P.
		By:	Highwoods/Florida GP Corp.

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DOWNTOWN CLEARWATER TOWER, LTD.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SISBROS, LTD.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SHOCKOE PLAZA INVESTORS, L.C.
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
RC ONE LLC
By:	Highwoods Services, Inc.
HPI TITLE AGENCY, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
ALAMEDA TOWERS DEVELOPMENT COMPANY
CHALLENGER, INC.
GUARDIAN MANAGEMENT, INC.
HIGHWOODS/CYPRESS COMMONS LLC
By:	AP Southeast Portfolio Partners, L.P.
	By:	Highwoods Realty GP Corp.
HIGHWOODS/INTERLACHEN HOLDINGS, L.P.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
4600 COX ROAD LLC
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
PLAZA GIFT CARD, LLC
By:	Highwoods Services, Inc.
HIGHWOODS CONSTRUCTION SERVICES, LLC
By:	Highwoods Services, Inc.

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HIGHWOODS DLF, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS DLF II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC RICHMOND II, LLC
By:	Highwoods Realty Limited Partnership
	By	: Highwoods Properties, Inc.
PAPEC WESTON I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC WESTON II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC WESTON III, LLC
By:	Highwoods Realty Limited Partnership
	By	: Highwoods Properties, Inc.
HARBORVIEW PLAZA, LLC
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SPI BROOKFIELD I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI BROOKFIELD II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI BUSINESS HOLDINGS, LLC
By:	Highwoods Realty Limited Partnership
	By	: Highwoods Properties, Inc.
SPI CENTURY PLAZA III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI JEFFERSON VILLAGE, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI TRADEPORT OFFICE III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.

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SPI RALEIGH CORPORATE CENTER, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS COLONNADE, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI TRADEPORT PLACE V, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIWTP, LLC
	By:	Highwoods Services, Inc.
MG-HIW PEACHTREE CORNERS III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
GROVE PARK SQUARE, LLC
	By:	HIGHWOODS SERVICES, INC.
HIGHWOODS WELLNESS CENTER, LLC
	By:	HIGHWOODS SERVICES, INC.
HIGHWOODS 3322, LLC
	By	HIGHWOODS/FLORIDA HOLDINGS, L.P.
		By:	HIGHWOODS/FLORIDA GP CORP.
NICHOLS PLAZA WEST, INC.
OZARK MOUNTAIN VILLAGE, INC.
4551 COX ROAD LLC
By:	HIGHWOODS REALTY LIMITED PARTNERSHIP
	By:	HIGHWOODS PROPERTIES, INC.
MG-HIW METROWEST I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
MG-HIW METROWEST II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
5525 GRAY STREET, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS SITUS II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
BAY CENTER I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS KC GLENRIDGE LAND, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
581 HIGHWOODS, L.P.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.

By:	/s/ Edward J. Fritsch
Name:	Edward J. Fritsch
Title:	President

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LENDERS/AGENTS:	BANK OF AMERICA, N.A.,
individually in its capacity as a Lender
and in its capacity as Administrative Agent

	By:	/s/ Will T. Bowers
	Name:	Will T. Bowers
	Title:	Principal

BANC OF AMERICA SECURITIES LLC,
individually in its capacity as Sole Lead Arranger and Sole Book Manager

	By:	/s/ Wesley G. Carter
	Name:	Wesley G. Carter
	Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender and in its capacity as Syndication Agent

By:	/s/ Authorized Signatory
Name:
Title:

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BRANCH BANKING AND TRUST COMPANY individually in its capacity as a Lender and as a Co-Documentation Agent

By:	/s/ Authorized Signatory
Name:
Title:

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FLEET NATIONAL BANK individually in its capacity as a Lender and as a Co-Documentation Agent

By:	/s/ Authorized Signatory
Name:
Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

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AMSOUTH BANK individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

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SOUTHTRUST BANK individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

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RBC CENTURA BANK individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

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UNION PLANTERS BANK individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[end of signature pages]